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                                                                 EXHIBIT 10.20



                                     AMENDMENT




     This Agreement is made as of March 24, 1998 by and between UNOVA, Inc., a Delaware Corporation ("UNOVA") and CLAYTON A. WILLIAMS, an individual residing at 200 Riverfront Drive, Apartment P27K, Detroit, Michigan 48226 ("Executive").

     WHEREAS, Executive is employed with UNOVA pursuant to an Agreement dated, August, 1997 ("the Agreement"); and

     WHEREAS, UNOVA and Executive have agreed that the Employment terms under the Agreement shall be extended to run till February 13, 1999.

     NOW, THEREFORE, the parties do hereby agree as follows:

     The third paragraph on the first page of the Agreement is hereby amended by deleting the words "December 31, 1998" and replacing them with the words "February 13, 1999."

     Except as hereby amended, the remaining terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date first set forth above.

                                         UNOVA, Inc.



                                         By:
                                            --------------------------------
                                             Virginia S. Young
                                             Vice President and Secretary


                                         EXECUTIVE



                                         By:
                                            --------------------------------
                                             Clayton A. Williams